WSFS Bank Center 500 Delawa re Aven ue, Wilmingto n, Delaware 19801 EXHIBIT 99.1 FOR IMMEDIATE RELEASE Investor Contact: Dominic C. Canuso 302-571-6833 July 11, 2018 dcanuso@wsfsbank.com Media Contact: Jimmy A. Hernandez 302-571-5254 jhernandez@wsfsbank.com WSFS Announces Leadership Succession Plan Mark A. Turner to be elevated to Executive Chairman of the Board Rodger Levenson to be named President and CEO Changes will take effect January 1, 2019. WILMINGTON, Del. – WSFS Financial Corporation (NASDAQ: WSFS), the parent company of WSFS Bank, announced that effective January 1, 2019, Mark A. Turner, Chairman, President and CEO, will become the Executive Chairman of the Board of Directors and that Rodger Levenson, WSFS’ Executive Vice President and Chief Operating Officer, will become the Company’s President and Chief Executive Officer and a member of the Board. As Executive Chairman, Mr. Turner will lead the Board of Directors with Lead Independent Director Eleuthère I. du Pont and facilitate the seamless transition to Mr. Levenson. He will also leverage his decades of experience in and knowledge of local markets and the banking industry to serve as an external champion for the Company, further enhance WSFS’ culture and reputation, and help shape the next chapter of the Bank’s growth story. Mr. Turner, born and raised in Philadelphia and a lifelong resident of several communities in the Delaware Valley, was appointed WSFS’ President and CEO in April 2007 and has served in management for more than 22 years, including two decades as a member of the executive leadership team. In over 11 years as WSFS’ Chief Executive, a period that includes the Great Recession, he and his leadership team helped the Company and its many communities to grow and prosper. Mr. Turner and his team steadfastly executed WSFS’ strategy of Associate and Customer engagement and made significant investments, which strengthened the communities the Bank serves and substantially increased market share and returns for WSFS Owners. During this time, WSFS has earned multiple accolades, including 13 consecutive “top workplace” honors in Delaware and four consecutive similar distinctions in Southeastern Pennsylvania, the Bank’s newer market. In addition, Customers have repeatedly selected WSFS as the “best bank” and a “top bank” in Delaware and Southeastern Pennsylvania. Since the months just after the 2008 financial crisis when the Company recorded a cycle low market valuation of approximately $100 million, WSFS’ market capitalization has increased to more than $1.7 billion, and Owners have experienced a total shareholder return of over 900 percent. Mr. Levenson is also a lifelong resident of the Delaware Valley and has more than 32 years of local banking experience. He joined WSFS in 2006 and has served in various executive leadership roles, including Chief Commercial Banking Officer (2006-2015) and interim Chief Financial Officer (2015-2016). Most recently, from June 2016 to August 2017, as Chief Corporate Development Officer, Mr. Levenson led cross-functional teams to evaluate, negotiate and integrate many mergers, acquisitions and large capital transactions. And since August 2017, he has led the Company’s executive leadership team as Chief Operating Officer and has assumed other executive responsibilities as Mr. Turner’s deputy. Mr. Levenson has also been a key member of WSFS’ investor relations team over the last decade.

WSFS Bank Center 500 Delawa re Aven ue, Wilmingto n, Delaware 19801 EXHIBIT 99.1 Lead Independent Director Eleuthère I. du Pont said, “This transition is part of our thoughtful, deliberate, and continual Board and executive management succession planning process. The success that our Company has experienced throughout Mark’s tenure is evident: more than 11 years of disciplined, sustained and profitable growth; superior total shareholder returns and market valuation; eight mergers and acquisitions, including expansions in wealth management and banking in the Pennsylvania market; innovative products and partnerships; highly engaged Associates and loyal ‘Customer Advocates’; and a deep commitment to our communities. We are incredibly grateful to Mark for his leadership and we are very pleased to appoint him as our Executive Chairman. The Board enthusiastically supports Rodger, who helped Mark lead these efforts, as Rodger builds on our momentum, fosters new thinking and positions WSFS for even more success.” “For a long time, I have strongly believed that in a fast-changing society, economy and industry, 10 to 15 years is an optimal period for most leaders to serve as a public-company CEO,” said Mr. Turner. “The Board and I first started discussing the possibility of this transition over five years ago and we have been carefully and thoughtfully planning for it since.” Mr. Turner continued, “I am excited for WSFS and for Rodger. The Board helped develop Rodger, evaluated him, and unanimously and enthusiastically selected him to lead WSFS to an even brighter future. He is the right person for the job, is a natural fit, and he will mold the next generation of WSFS leaders. I look forward to the next phase of my service to WSFS, and helping Rodger and WSFS become more successful than ever. I am also eager to explore and take on new challenges in my life.” “It is truly an honor to carry forward our strategy and lead the organization that Mark and our leadership team have built,” said Mr. Levenson. “I am humbled by the trust that Mark and our Board have in me and I am grateful to our highly talented WSFS Associates who deliver on our mission every single day. Working together, we will continue to grow, innovate and invest in our Associates and technology to meet the rapidly changing expectations of our Customers. These investments, coupled with our mission, engagement strategy and values, will continue to deliver premium returns for our Owners.” Mr. Levenson earned a Bachelor of Business Administration in Finance from Temple University and a Master of Business Administration from Drexel University. He began his banking career in 1986 in Philadelphia at CoreStates Financial (now part of Wells Fargo) and held a number of leadership roles during his 17-year tenure. He then became a member of Citizens Bank’s regional senior leadership team in 2003 and served in that capacity until he joined WSFS in 2006. He reinforced his leadership experiences with certifications from The Wharton School at the University of Pennsylvania, Center for Creative Leadership, and Harvard Business School. As a committed and active member of his community, Mr. Levenson currently serves on the Boards of Directors for the United Way of Delaware and the Wilmington Housing Partnership, and is a member of the Board of Governors for the Delaware State Chamber of Commerce. He also served as Chairman of the Delaware Bankers Association. About WSFS Financial Corporation WSFS Financial Corporation is a multi-billion dollar financial services company. Its primary subsidiary, WSFS Bank, is the oldest and largest locally-managed bank and trust company headquartered in Delaware and the Delaware Valley. As of March 31, 2018, WSFS Financial Corporation had $7.0 billion in assets on its balance sheet and $19.1 billion in assets under management and administration. WSFS operates from 77 offices located in Delaware (46), Pennsylvania (29), Virginia (1) and Nevada (1) and provides comprehensive financial services including commercial banking, retail banking, cash management and trust and wealth management. Other subsidiaries or divisions include Christiana Trust, WSFS Wealth Investments, Cypress Capital Management, LLC, West Capital Management, Powdermill Financial Solutions, Cash Connect®, WSFS Mortgage and Arrow Land Transfer. Serving the Delaware Valley since 1832, WSFS Bank is one of the ten oldest banks in the United States continuously operating under the same name. For more information, please visit wsfsbank.com.

WSFS Bank Center 500 Delawa re Aven ue, Wilmingto n, Delaware 19801 EXHIBIT 99.1 Forward-Looking Statement Disclaimer This press release contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward- looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, those related to difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the markets in which the Company operates and in which its loans are concentrated, including the effects of declines in housing markets, an increase in unemployment levels and slowdowns in economic growth; the Company's level of nonperforming assets and the costs associated with resolving problem loans including litigation and other costs; possible additional loan losses and impairment of the collectability of loans; changes in market interest rates which may increase funding costs and reduce earning asset yields and thus reduce margin; the impact of changes in interest rates and the credit quality and strength of underlying collateral and the effect of such changes on the market value of the Company's investment securities portfolio; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial and industrial loans in our loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of the Company's operations including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued in accordance with this statute and potential expenses associated with complying with such regulations; the Company's ability to comply with applicable capital and liquidity requirements (including the finalized Basel III capital standards), including our ability to generate liquidity internally or raise capital on favorable terms; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; any impairment of the Company's goodwill or other intangible assets; failure of the financial and operational controls of the Company's Cash Connect® division; conditions in the financial markets that may limit the Company's access to additional funding to meet its liquidity needs; the success of the Company's growth plans, including the successful integration of past and future acquisitions; The Company's ability to fully realize the cost savings and other benefits of its acquisitions, manage risks related to business disruption following those acquisitions, and post-acquisition customer acceptance of the Company's products and services and related Customer disintermediation; negative perceptions or publicity with respect to the Company's trust and wealth management business; adverse judgments or other resolution of pending and future legal proceedings, and cost incurred in defending such proceedings; system failure or cybersecurity breaches of the Company's network security; the Company's ability to recruit and retain key employees; the effects of problems encountered by other financial institutions that adversely affect the Company or the banking industry generally; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and man-made disasters including terrorist attacks; possible changes in the speed of loan prepayments by the Company's customers and loan origination or sales volumes; possible changes in the speed of prepayments of mortgage-backed securities due to changes in the interest rate environment, and the related acceleration of premium amortization on prepayments in the event that prepayments accelerate; regulatory limits on the Company's ability to receive dividends from its subsidiaries and pay dividends to its stockholders; the effects of any reputation, credit, interest rate, market, operational, legal, liquidity, regulatory and compliance risk resulting from developments related to any of the risks discussed above; and the effects other risks and uncertainties, including those discussed in the Company's Form 10-K for the year ended December 31, 2017 and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this press release, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. ###